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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): October 16, 2001 (March 5,
2001)



                             RAINWIRE PARTNERS, INC.


Delaware                            0-23892                     57-0941152
--------                            -------                     ----------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                       No.)                        ID No.)
incorporation)



                          Monteith Commons, First Floor
                   2931 Piedmont Road, NE, Atlanta, GA, 30305
                    (Address of principal executive offices)



              (Registrant's telephone number, including area code)



       Suite 350, 4940 Peachtree Industrial Boulevard, Norcross, GA 30071
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On March 5, 2001, Rainwire Partners, Inc. (the "Company") submitted for filing a preliminary information statement on Schedule 14C (File No. 000-23892) (the "Information Statement"). The transaction contemplated by the Information Statement will no longer occur on the terms and conditions indicated in the Information Statement. Accordingly, the Company has abandoned the Information Statement and will not file a Definitive Information Statement in connection with the Information Statement.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RAINWIRE PARTNERS, INC.
                                                           (Registrant)


Dated: October 16, 2001                     By  /s/ Ronald Potts
                                                -------------------------------
                                                Ronald Potts
                                                President